kpnQwest                            FRAMEWORK CUSTOMER CONTRACT
                                           Internet Access
The Parties:

------------------------------------------------------------ ---------------------------------------------------------
                         Customer                                                    KPNQwest
------------------------------------------------------------ ---------------------------------------------------------
Name legal entity         Talkpoint Co UK Limited            Name legal entity     KPNQwest Services UK Ltd.
------------------------- ---------------------------------- --------------------- -----------------------------------
Street                    Unit 4, Pinewood Place, Epsom      Street                10 Old Jewry, London
------------------------- ---------------------------------- --------------------- -----------------------------------
Postal Code               KT19 0BZ                           Postal Code           EC2R 8DN
------------------------- ---------------------------------- --------------------- -----------------------------------
Country                   United Kingdom                     Country               United Kingdom
------------------------- ---------------------------------- --------------------- -----------------------------------
Representative            Stephen North                      Representative        Stephen Bloy
------------------------- ---------------------------------- --------------------- -----------------------------------
Contact Details           +44(0)20 8716 1616                 Contact Details       +44(0)20 7601 6105
------------------------- ---------------------------------- --------------------- -----------------------------------


------------------------------------------------------------ ---------------------------------------------------------
                 Customer Billing Address                                        Contract Details
------------------------------------------------------------ ---------------------------------------------------------
Name legal entity         Talkpoint Co UK Limited            Contract Term         3 years
------------------------- ---------------------------------- --------------------- -----------------------------------
Street                    Unit 4, Pinewood Place, Epsom      Language invoice      English
------------------------- ---------------------------------- --------------------- -----------------------------------
Postal Code               KT19 0BZ                           Currency              GBP
------------------------- ---------------------------------- --------------------- -----------------------------------
Country                   United Kingdom                     VAT No.               564283723
------------------------- ---------------------------------- --------------------- -----------------------------------
Representative            Stephen North                      Invoice period        Monthly
------------------------- ---------------------------------- --------------------- -----------------------------------
Contact Details           +44(0)20 8716 1616                 Payment               Due 30 days
------------------------- ---------------------------------- --------------------- -----------------------------------

Whereas:

o Customer wishes to be provided with certain Internet Access Services specified in this Customer Contract;

o KPNQwest is willing to provide these Internet Access Services subject to the terms and conditions contained and referred to in this Customer Contract;

o The General Terms and Conditions for the Provision of Services by KPNQwest (Annex 1 hereto), the KPNQwest Specific Terms and Conditions for Internet Access (Annex 2 hereof) and the Service Description for Internet Access (Annex 3 hereto) have been made available to Customer prior to the signing of this Customer Contract.

Hereby agree as follows:

1. INTERNET ACCESS SERVICES. KPNQwest has agreed to provide Customer with 2Mbps Internet Access Connections (each a "2Mbps Connection" except for USA where connection speed is 1.5 Mbps) in the locations listed in the DIA Commercial PoP List in Annex 3 hereto for a net price of six hundred and twenty five Pounds Sterling (POUND STERLING 625.00) per month per 2Mbps Connection. In respect of each 2Mbps Connection shall be the subject of a different Accepted order based on the order form attached hereto as Annex 5.

2. DISCOUNT. The net price set out in Article 1, above, is based on an ordering of 180 new 2Mbps Connections during the first year of this Customer Contract, 250 in the second year and 250 in the third year. Once Customer has ordered 200 Mbps Connections, each additional 2Mbps Connection ordered y Customer hereunder shall be the subject of a further ten percent (10%) discount on the price listed in Article 1. If Customer orders less than 120 2Mbps connections after the first year of the contract the connections shall be subject to an additional charge of ten percent (10%) on the price listed in
Article 1.

3. INITIAL CONTRACT TERM. This Customer Contract shall enter into force on the date of its signature and shall remain into force for an initial term of three
(3) years, after which initial term it shall continue to apply to all Accepted Order not yet terminated or expired unless otherwise mutually agreed by the parties to this Customer Contract.

4. ACCEPTED ORDER TERM. Each 2 Mbps Connection shall be provided for a minimal initial term of three (3) years. After which initial term the relevant Accepted Order, shall be renewed automatically for an indefinite period of time until terminated upon one of the parties giving the other party three (3) months' prior notice.

5. APPLICABLE LAWS AND JURISDICTION. Despite anything to the contrary in the General Terms and conditions attached hereto as Annex 1, this Customer Contract and all the annexes thereto shall be governed by the laws of England and Wales. Jurisdiction shall be granted to the courts of London in respect of all disputes arising hereunder.

IN WITNESS THEREOF, SIGNED BY AUTHORIZED REPRESENTATIVES OF THE PARTIES:

For KPNQwest                 For Customer

/s/ Keith Westcott           /s/ Stephen North
----------------------       ------------------------
Name:  Keith Westcott        Name:  Stephen North
Date:  20/6/01               Date:  14/03/01

                             By signing this Customer Contract, Customer expressly acknowledges that (i) it has received the following Services Annex(es) and terms and conditions and (ii) accepts the applicability thereof to this Customer Contract

                             Document Name                                   Version
                             Annex 1-General Terms and Conditions for the    Version 1.0 28/02/2001
                             Provision of Services by KPNQwest
                             Annex 2-KPNQwest Specific Terms and             Version 1.0 28/02/2001
                             Conditions for Internet Access
                             Annex 3-KPNQ3west Service Description Internet  Version 1.0 28/02/2001
                             Access & PoP List
                             Annex 4-Internet Access Order Process           Version 1.0 21/03/2001
                             Annex 5-Order Form










Version 01/21st March 2001
KPNQwest VAT Number
KPNQwest Customer number

Kpn Qwest                                   CUSTOMER CONTRACT
                                                  DIA

The Parties:

------------------------------------------------------------ ---------------------------------------------------------
                         KPNQwest                                                    Customer
------------------------------------------------------------ ---------------------------------------------------------
Name legal entity         KPNQwest UK Services Ltd.          Name legal entity     Talkpoint.co.uk Ltd
------------------------- ---------------------------------- --------------------- -----------------------------------
Address                   10 Old Jewry, London               Address               Unit 4, Pinewood Place, Epsom
------------------------- ---------------------------------- --------------------- -----------------------------------
Postal Code               EC2R 8DN                           Postal Code           KT190BZ
------------------------- ---------------------------------- --------------------- -----------------------------------
Country                   United Kingdom                     Country               United Kingdom
------------------------- ---------------------------------- --------------------- -----------------------------------
Representative            Stephen Bloy                       Representative        Stephen North
------------------------- ---------------------------------- --------------------- -----------------------------------
Contact Details           020 7601 6105                      Contact Details       020 8716 1616
------------------------- ---------------------------------- --------------------- -----------------------------------

Whereas:

o Customer wishes to be provided with certain DIA Services, as specified in this Customer Contract; o KPNQwest is willing to provide these DIA Services subject to the terms and conditions contained and referred to in this Customer Contract;

o The current technical and procedural details of these Services are detailed in the Service Annex(es) for DIA listed below;

o The KPNQwest General Terms and Conditions for the Provision of Services, KPNQwest Specific Terms and Conditions for DIA and the Service Annex(es) for DIA referenced in this Customer Contract have been made available to Customer prior to the signing of this Customer Contract

Hereby agree as follows:

         ORDER

Supply 2MB/s leased line to Unit 6, Silverglade Business Park, Leatherhead Road, Chessington, KT9 2QL with Internet Access as an interim solution until 34 Mb/s line with 1P Transit Service can be installed.

Installation Charge        POUND STERLING 6,523
Monthly Charge             POUND STERLING 1,350

It is expected that the line will be upgraded to the 34Mb/s in 60-90 days from completion of the 2Mb/s line.

Refer to 34Mb/S IP Transit contract for details.

IN WITNESS THEREOF, SIGNED BY AUTHORIZED REPRESENTATIVES OF THE PARTIES:

For KPNQwest                    For Customer

/s/ Keith Westcott              /s/ Stephen North
--------------------------      --------------------------
Name:  Keith Westcott           Name:  Stephen North
Date:  20/6/01                  Date:  14/03/01

                                By signing this Customer Contract, Customer expressly acknowledges that (i) it has received the following Services Annex(es) and terms and conditions and (ii) accepts the applicability thereof to this Customer Contract

                                Document Name                                         Version
                                Service Description DIA                               20/10/2000
                                KPNQwest Specific Terms and Conditions for DIA        11/10/2000
                                KPNQwest General Terms and Conditions for the
                                Provision of Services                                 06/03/2001


Version 1.92/ 11 October 2000
KPNQwest VAT Number
KPNQwest Customer number

Kpn Qwest                                   CUSTOMER CONTRACT
                                                IP Transit
The Parties:

------------------------------------------------------------ ---------------------------------------------------------
                         KPNQwest                                                    Customer
------------------------------------------------------------ ---------------------------------------------------------
Name legal entity         KPNQwest UK Services Ltd.          Name legal entity     Talkpoint.co.uk Ltd
------------------------- ---------------------------------- --------------------- -----------------------------------
Address                   10 Old Jewry, London               Address               Unit 4, Pinewood Place, Epsom
------------------------- ---------------------------------- --------------------- -----------------------------------
Postal Code               EC2R 8DN                           Postal Code           KT190BZ
------------------------- ---------------------------------- --------------------- -----------------------------------
Country                   United Kingdom                     Country               United Kingdom
------------------------- ---------------------------------- --------------------- -----------------------------------
Representative            Stephen Bloy                       Representative        Stephen North
------------------------- ---------------------------------- --------------------- -----------------------------------
Contact Details           020 7601 6105                      Contact Details       020 8716 1616
------------------------- ---------------------------------- --------------------- -----------------------------------

Whereas:

o Customer wishes to be provided with certain IP Transmit Services, as specified in this Customer Contract; o KPNQwest is willing to provide these IP Transmit Services subject to the terms and conditions contained and referred to in this Customer Contract;

o The current technical and procedural details of these Services are detailed in the Service Annex(es) for IP Transit listed below;

o The KPNQwest General Terms and Conditions for the Provision of Services, KPNQwest Specific Terms and Conditions for IP Transit and the Service Annex(es) for IP Transit referenced in this Customer Contract have been made available to Customer prior to the signing of this Customer Contract

Hereby agree as follows:

         ORDER

Upgrade existing 2Mb/s leased line and Internet Access Service with a leased line and IP Transit service at 34Mb/s to Unit 6, Silverglade Business park, Leatherhead Road, Chessington, KT9 2QL, Contract term 3 years

Installation Charge        POUND STERLING 6,044.00
Monthly Charge             POUND STERLING 12,669.58

         ADDITIONAL TERMS AND CONDITIONS

1. The Installation Charge plus 1 Months Recurring Charge is to be paid on the date when the upgrade of the leased line is ordered which shall be on completion of the 2Mb/s line (Refer to 2Mb/s Direct Internet Access contract).

2. Talkpoint shall continue to pay 2 Monthly Recurring Charges in advance for 6 months beginning when the service is ready for use, where after the service will be charged on a monthly basis.

IN WITNESS THEREOF, SIGNED BY AUTHORIZED REPRESENTATIVES OF THE PARTIES:

For KPNQwest                  For Customer

/s/ Keith Westcott            /s/ Stephen North
-------------------------     ---------------------------
Name:  Keith Westcott         Name:  Stephen North
Date:  20/6/01                Date:  14/03/01

                              By signing this Customer Contract, Customer expressly acknowledges that (i) it has received the following Services Annex(es) and terms and conditions and (ii) accepts the applicability thereof to this Customer Contract

                              Document Name                                             Version
                              Service Description IP Transit                            01/03/2000
                              Customer Information Guide IP Transit                     N/A
                              KPNQwest Specific Terms and Conditions for IP Transit     08/12/2000
                              KPNQwest General Terms and Conditions for the
                                 Provision of Services                                  06/03/2001


Version 1.92/ 11 October 2000
KPNQwest VAT Number
KPNQwest Customer number